Trinity Industries, Inc. May 2013

2 Forward Looking Statements This presentation contains “forward looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix

$- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2007 2008 2009 2010 2011 2012 LTM 03/13 Rail Group Leasing Barge CPG EEG All Other EPS, Total Company-diluted I. Trinity Industries, Inc. Overview 4  Trinity Industries, Inc. is a diversified industrial company that owns a variety of market-leading businesses that provide products and services to the industrial, energy, transportation, and construction sectors  Trinity operates through five business segments:  Rail Group  Railcar Leasing and Management Services Group (“Leasing”)  Inland Barge Group  Construction Products Group (“CPG”)  Energy Equipment Group (“EEG”)  The Company serves its customers through manufacturing facilities located in the United States and Mexico and had approximately 15,490 employees at the end of 2012  Total Revenue and EBITDA for the LTM 03/13 was $3,849 million and $813 million, respectively External Revenue by Business Group(1) 1 Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business 2 FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $3.14 per share ($mm) (2)

II. Key Investment Considerations 5 Leading Market Positions Diversified Portfolio of Businesses Flexible and Cost-Effective Manufacturing Seasoned Performers Enrichment Value Focused

Leading Market Positions 6 Rail Group  Leading manufacturer of railcars in North America  Leading manufacturer of railcar axles in North America  Leading manufacturer of railcar coupling devices in North America Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges in the United States  Largest manufacturer of fiberglass covers for barges in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of aggregates in several regions of Texas with smaller operations in Arkansas, Louisiana , California, and Colorado Energy Equipment Group  Leading manufacturer of structural wind towers in North America  Leading producer of containers and tank heads for pressure and non-pressure vessels in North America

Diversified Portfolio of Businesses 7 PRESENT (LTM 03/13) MEASUREABLE PROGRESS OVER LAST 10 YEARS Total Revenues = $3.8 B Our diversified portfolio of businesses generated a higher level of EPS on a similar level of deliveries during the last cyclical rail industry downturn (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $175 million in LTM 03/13 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $3.14 per share 42% 17% 11% 13% 17% 37% 24% 8% 7% 24% Rail Leasing CPG EEG Barge Revenues Operating Profit(1) (2) (2) 0 5,000 10,000 15,000 20,000 25,000 30,000 -$0.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 03/13 Calendar Year EPS vs. Railcar Deliveries EPS, Total Company Railcar Deliveries $ (3) Units

Flexible and Cost-Effective Manufacturing 8 Flexibility Cost-Effective Trinity's manufacturing flexibility across product and business segments enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

Enrichment Value Focused



External Reporting Groups
Rail
Leasing
Construction
Energy
Inland Barge
Trinity focuses on collaboration across business segments…
…generating synergies that enrich value and ultimately provide competitive benefits
Operational Focus Areas
Customer Sharing
Internal Component Sourcing
Shared Best Manufacturing Practices
Facility Optimization
Centralized Cost Savings

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10 Seasoned Performer Across Various Market Conditions  Trinity is uniquely positioned for growth across various economic conditions  Seasoned management team knows how to assess the market, proactively plan for cycles and address changes in economic conditions  Manufacturing flexibility is a core competency, and when combined with our broad product offering allows us to pursue a wide range of orders  Cost-effective manufacturing footprint in the Southern United States and Mexico is a competitive advantage for many of our product lines  Shared synergies across business lines provide unique opportunities  Trinity’s lease fleet of 72,775 railcars provides a strong strategic connection to our customers, as well as a consistent long-term stream of profit and cash flow  Strong liquidity position of approximately than $1.1 billion and solid balance sheet

III. Strategy and Vision: Operational 11 Strategically Grow the Lease Fleet Maximize Manufacturing Efficiency Selectively Build our Backlogs Diversify Through Organic Growth Acquire Complementary Product Portfolios Be a premier, diversified industrial company that generates superior earnings and returns for shareholders

Strategy and Vision: Financial

Balance Sheet Debt (at 03/31/13): ~ $2,975 mm[(1)]

Corporate Debt[(1)] -
Convertible Subordinated Notes - $450 mm

Leasing Debt[(2)] –
Recourse Debt:
Capital lease obligations - $45 mm
Non-recourse Debt:
TILC Warehouse borrowings - $168 mm
TILC Long-term financings - $1,546mm
TRIP Long-term financings - $849 mm

(1) Excludes $84.2mm of unamortized discount related to Company's convertible debt
(2) Total leasing financings of $2.6 billion, including TRIP; Leasing railcar equipment has a net book value of $4.5 billion, including TRIP, which leaves a significant amount of unencumbered assets available for financing

Liquidity (at 03/31/13): ~ $1,082 mm

Cash and Cash Equivalents - $420 mm
Corporate Revolver Availability - $355 mm
TILC Warehouse Availability - $307 mm

Equity (at 03/31/13): ~ $2,191 mm

Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities

- Working Capital
- Capital Expenditures
- Acquisitions
- Shareholder Distributions

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$667 $443 $470 $612 $774 $813 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2008 2009 2010 2011 2012 LTM 03/13 $3.45 $1.33 $0.85 $1.77 $3.19 $3.53 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2008 2009 2010 2011 2012 LTM 03/13 13 IV. Financial Highlights Trinity’s Earnings Summary FY 2008 – LTM 03/13(3) LTM as of March 31, 2013(1):  Revenues increased 19% from $3.2 billion to $3.8 billion  Operating profit increased 48% from $295 million to $437 million(2)  EBITDA increased 25% from $652 million to $813 million  Earnings per common diluted share increased 66% from $2.13 to $3.53 per diluted share Trinity’s EBITDA Summary FY 2008 – LTM 03/13(6) ($mm) (1) Relative to LTM 03/31/12; All numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $3.14 per share (5) Beginning in FY 2010, TRIP Revenues and OP were consolidated with the Leasing Group (6) See Note in Appendix pg. 21 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business (5) (5) (4)

Guidance and Outlook (As of May 1, 2013) 14 Rail Group Revenues ~ $2.5 – 2.7 billion in FY 2013 OP Margin ~ 15 - 17% in FY 2013 Shipments ~ 20,500 – 22,000 in FY 2013 Leasing Group Revenues from Operations ~ $560 – 580mm in FY 2013 OP from Operations ~ $250 - 275mm in FY 2013 Revenue Eliminations ~ $800 - 850mm in FY 2013 OP Elimination Impact ~ $135 – 160mm in FY 2013 Railcar Sales from Lease Fleet OP Impact ~ $20 – 25mm in FY 2013 Net Lease Fleet Additions ~ $530 – 580mm in FY 2013 Inland Barge Group Revenues ~ $555 - 580mm in FY 2013 OP Margin ~ 14 - 16% in FY 2013 Construction Products Group Revenues ~ $515 - 540mm in FY 2013 OP Margin ~ 9.5 – 11.5% in FY 2013 Energy Equipment Group Revenues ~ $580 - 600mm in FY 2013 OP Margin ~ 8.5 – 10.5% in FY 2013 Total Company EPS ~ $0.88 – 0.95 in Q2 2013 EPS ~ $3.80 – 4.05 in FY 2013 Manufacturing and Corporate Capital Expenditures ~ $160 - 190mm in FY 2013 Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Appendix: Operating Business Summaries

$2,382 $2,563 $895 $522 $1,275 $2,013 $2,172 -4.0% 0.0% 4.0% 8.0% 12.0% 16.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2007 2008 2009 2010 2011 2012 LTM 03/13 Railcar Revenue Parts & Components Revenue OP Margin 16  Trinity delivered 19,580 railcars representing 36% of industry shipments during LTM 03/31/13  Trinity received orders for 33,600 railcars representing 51% of the industry total during LTM 03/31/13  Trinity’s order backlog was 41,265 railcars representing 58% of industry backlog as of 03/31/13  The value of Trinity’s order backlog reached an all-time high of approximately $5.1 billion reflecting a more favorable mix of railcars in the backlog and the strength in the pricing environment for certain railcar types due to strong demand from the oil, gas, and chemical industries Rail Group  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies Rail Group Highlights Rail Group Revenues and OP Margin(1) (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill amounting to $3.14 per share ($mm) (2) (1) Sources: Historical data as reported per the Railway Supply Institute. 2013-2017 projections are an average of estimates provided by Global Insight (03/13) and Economic Planning Associates, Inc. (04/13) and are provided as a point of reference. Rail 42% Total LTM 03/13 Rev $3.8B 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Railcar Deliveries (1958 - 2017P) Projections based on Third Party estimates(1)

$272 $314 $329 $461 $493 $529 $535 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $100 $200 $300 $400 $500 $600 2007 2008 2009 2010 2011 2012 LTM 03/13 TILC Revenue TRIP Revenue Operations Margin PBT Margin 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 3/00 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 12/10 12/11 12/12 3/13 TILC RIP Tot al Ra ilc ar s 17 Railcar Leasing & Management Services Group  Leading provider of comprehensive railcar leasing and management services  Marketed with railcar sales activities as TrinityRail®  Single point of contact for equipment and services  Strengthens relationship with end-user of railcar  Scale of operations facilitates active participation in secondary market activities for portfolio railcar sales as market conditions warrant  Secondary market activities generated $58.5 million in Operating Profit during LTM 03/13 compared to $34.9 million during LTM 03/12 Trinity Leasing’s capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results  Complements product offering (one-stop shopping)  Provides Trinity’s rail customers option to purchase or lease  Facilitates ideal method for introduction of new products  Assists in balancing and extending production lines  Minimizes administrative costs  Provides an important dashboard of metrics for assessing railcar demand  Provides attractive cash return on investment  Minimizes the cyclicality of the company  Diversifies Trinity’s revenue and cash flow Leasing Operating Revenues and Profit (Excludes Car Sales)(1) ($mm) (1) Operations Margin calculated using only revenues and profit from Leasing Operations and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense (2) Beginning in FY 2010, TRIP Revenues and OP were consolidated with the Leasing Group Trinity’s Lease fleet has grown at a 18% CAGR since 2000 (2) Leasing 17% Total LTM 03/13 Rev $3.8B

$493 $625 $527 $422 $549 $675 $653 0% 3% 6% 9% 12% 15% 18% 21% 24% $- $100 $200 $300 $400 $500 $600 $700 $800 2007 2008 2009 2010 2011 2012 LTM 03/13 Revenues OP Margin 18  Revenues up 13% in LTM 03/13 vs. LTM 03/12  Profitability continues to be strong compared to historical averages for this business - Operating Profit margin was 18% during LTM 03/13(4)  Backlog remained strong at $483mm at 03/31/13 despite mixed order demand conditions for tank barges and hopper barges.  Planned expansion and conversion activities for 2013 to increase tank barge capacity in response to strong demand from the oil, gas, and chemical industries. Inland Barge Group Inland Barge Group Highlights Inland Barge Group Revenues and OP Margin Tank Barges Hopper Barges Transports grain & coal Transports liquids ($mm)  Leading manufacturer of barges that transport goods along U.S. inland waterways  Largest U.S. manufacturer of fiberglass barge covers  Multiple barge manufacturing facilities on inland waterways enable rapid delivery  Barge transportation has a cost advantage in high-cost fuel environments Replacement demand driver (as of 12/31/12):(5)  4,011out of 17,794 hopper barges, or approximately 23%, are 20+ years old  1,096 out of 3,188 tank barges, or approximately 34%, are 20+ years old  Over the past 10 years, 14% more barges were scrapped vs. built (8,366 scrapped vs. 7,329 built from 2002 – 2012) (1) (1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements (2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements (3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges (4) OP Margin excludes a $0.4 mm net gain due to flood-related insurance settlements (2) (3) Barge 17% (4) Total LTM 03/13 Rev $3.8B (5) Inform Economics (03/2013)

$326 $361 $281 $354 $453 $484 $462 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% $- $100 $200 $300 $400 $500 $600 2007 2008 2009 2010 2011 2012 LTM 03/13 Highway Products Other OP Margin 19  Revenues and Operating Profit decreased 5% and 26% respectively LTM 03/13 vs. LTM 03/12 as a result of competitive pricing pressures in the highway products business  Maintained a solid level of profitability during LTM 03/13 despite a soft highway products market driven by the lack of a long-term Federal Highway Bill heading into the summer construction season  Continued portfolio restructuring in 2011 and 2012 through the completion of several acquisitions, including the addition of a custom galvanizing business and a trench shoring company, and increased exposure to Aggregates in 2013 Construction Products Group  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems  Leading Texas producer and distributor of aggregates  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding  Business has grown both organically and through acquisitions over the last few years Construction Products Group Highlights Construction Products Group Revenues and OP Margin (1) ($mm) (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010. (2) CPG 11% Total LTM 03/13 Rev $3.8B

20 Structural Wind Towers:  Revenues of $267 million in LTM 03/31/13  Backlog of $671 million(1) as of 03/31/13  Plants are strategically located along the central corridor where the majority of wind farms are installed  Demonstrated our flexible manufacturing platform and shifted excess wind tower capacity in 2012 to support railcar production Tank Containers and Other:  Consistent and mature business  Acquired heavy-manufacturing facilities from DMI Industries and quickly and efficiently repositioned a portion of the capacity in support of the tank container business, due to demand from the oil, gas, and chemical industries  Acquired Forjas Metalicas in April 2013, a manufacturer of steel products for the electricity transmission market Energy Equipment Group  Leading manufacturer of structural wind towers in North America  Leading manufacturer of containers and tank heads for pressure and non-pressure vessels in North America  Low-cost manufacturer with primary container production in Mexico facilities  Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Revenues & OP Margin (1) Approximately $413 million of this backlog is involved in litigation filed by the Company against one of our structural wind tower customers for breach of a long-term supply contract for the manufacture of towers EEG 13% Total LTM 03/13 Rev $3.8B $434 $633 $510 $420 $473 $ 559 $588 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% $- $100 $200 $300 $400 $500 $600 $700 2007 2008 2009 2010 2011 2012 LTM 03/13 Wind Tower Revenues Other Revenues OP Margin($mm)

Reconciliation of EBITDA[1] (in millions)

	2008	2009	2010[2]	2011[2]	2012[2]	LTM 03/13[2]
Income (loss) from continuing operations	$266.8	($140.8)	$69.4	$146.8	$251.9	$271.7
Add:						
Interest expense	109.4	123.1	182.1	185.3	194.7	196.0
Provision/(Benefit) for income taxes	163.5	(11.5)	37.3	92.2	134.0	149.5
Depreciation & amortization expense	126.8	147.1	180.9	187.7	193.7	196.1
Goodwill impairment	-	325.0	-	-	-	
Earnings from continuing before interest expense, income taxes, and depreciation and amortization expense	$666.5	$442.9	$469.7	$612.0	$774.3	$813.3

"EBITDA" is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

(1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company's Concrete business

(2) Includes results of operations related to TRIP starting January 1, 2010

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